UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 18, 2009	000-52495
Date of Report (Date of earliest event reported)	Commission File Number

PACIFIC COPPER CORP.
 (Exact name of registrant as specified in its charter)

Delaware	98-0504006
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

3040 North Campbell Ave. #110
Tucson, Arizona 85719

 (Address of principal executive offices) (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8.01           Other Events

Additional Disclosure Regarding Pacific Copper Corp.’s La Guanaca, El Corral and La Mofralla and Venapi Properties

On May 8, 2009, the British Columbia Securities Commission (the “BCSC”) revoked its cease trade order (the “CTO”) issued on October 28, 2008 against Pacific Copper Corp. (“Pacific Copper” or the “Company”).  In order to comply with BCSC standards, Pacific Copper obtained technical reports under Canadian National Instrument 43-101 Standards of Disclosure for Mineral Projects (“NI 43-101”) with respect to each of the La Guanaca, El Corral and La Mofralla and Venapi properties and amended its annual report for the fiscal year ended October 31, 2008 to indicate that it considers such properties to be material.  This Current Report on Form 8-K (this “Report”) should be read in conjunction with the Company’s other public filings available at http://www.sec.gov. This Report summarizes certain the NI 43-101 technical reports prepared for Pacific Copper regarding such properties and provides additional information about the properties.  The NI 43-101 reports are available under the Company’s profile at http://www.sedar.com.

The technical information in this Report has been prepared in accordance with the Canadian regulatory requirements set out in NI 43-101 and has been reviewed by John E. Hiner, a “qualified person” under NI 43-101.

GLOSSARY OF TERMS

Adit:  a tunnel entrance.

Andesitic: The class of rock which crystallizes from silicate minerals at intermediate temperatures.

Atacamite: a copper(II) chloride hydroxide.

Azurite: soft, deep blue copper mineral produced by weathering of copper ore deposits.

Barite: is a mineral consisting of barium sulfate.

Bedded: sedimentary structures in a horizontal unit of rock.

Bornite: is a sulfide mineral.

Breccia: is a rock composed of angular fragments of minerals or rocks in a matrix.

Caldera: a large basin-shaped volcanic depression, more or less circular.

Chalcocite: a sulfide mineral ore of copper.

Chryscolla: a mineral of secondary origin and forms in the oxidation zones of copper ore bodies.

Covellite: a rare copper sulfide mineral.

Cuprite: a minor ore of copper composed of copper oxide.

Diamond Drilling:  geological drilling that extracts a solid core from depth, for examination on the surface.

Epidote:  a calcium aluminium iron sorosilicate mineral.

Grandorite Intrusive: igneous rock similar to granite.

Malachite: a carbonate mineral normally known as "copper carbonate.”

Mantos: flat lying bedded deposit.

Mineral Deposit:  a mass of naturally occurring mineral material.

Mineral Claims:  land title encompassing minerals.

Mineralization:  deposition of minerals in rocks.

Molybdenum:  a hard, silvery-white metallic element.

Neoticite: black pitch copper.

Porphyry:   a variety of igneous rock consisting of large-grained crystals, such as feldspar or quartz, dispersed in a fine-grained groundmass.

Pyrite:  a mineral composed of iron and sulfur.

Siderite: is a mineral composed of iron carbonate.

Staked:  this term is used to refer to an acquisition of mineral title is accomplished by placing posts in the ground or other monuments to delineate the parameters of the claim and filing the location notice at the mining recorders office.

Tenorite: a copper oxide mineral.

Tuffaceous: pertaining to sediments which contain up to 50% tuff, a rock composed of compacted volcanic ash varying in size from fine sand to coarse gravel.

THE LA GUANACA PROJECT

The following information is derived from National Instrument 43-101 Technical Report on the “La Guanaca Project, for Pacific Copper Company” by John E. Hiner, dated March 18, 2009 (the “La Guanaca Report”).

PROPERTY LOCATION AND DESCRIPTION

 The “La Guanaca Project” consists of the La Guanaca Una al Cinquenta claim and is located approximately 150 kilometers north-northeast of the industrial city of Copiapo, Chile which is approximately 450 kilometres north of Santiago, Chile.  The property is accessible by dirt/gravel road from Copiapo. There are no accommodations available within reasonable driving distance of the property.  Supplies and housing facilities are available in Copiapo. There is no power source on the La Guanaca Project.

435000
7065000
7060000
66
70 65
Co. Bonete
2702
2428
2552
64
Quebrada Honda
Sistema Coordenadas
WGS84
70 63
La Escondida
o Cuatro Amigos
2999
3039
62
La Guanaca
70 61
SIERRA
VILLANUEVA
60
Rinconada de Villanueva
3038
2976
3173
3612
3594
31
32
33
34
35
36
37
Co. El Pimiento
2734
3514
59
0
5
Kilometers

| | | |
|---|---|---|
| **La Guanaca Project**<br>**Pacific Copper Corporation** | **La Guanaca Claim Map** | Datum: WGS84<br>Date: 1/7/2009<br>Drawn by: SMS<br>Topographic Base Map:<br>Cerro Vicuña |

PROPERTY HISTORY

In 1973, the Instituto de Investigaciones Geologicas (the “Instituto”) conducted a geologic and hydrothermal alteration study concluding that the property could possibly host a porphyry copper deposit. The study recommended substantial shallow drilling on a grid basis to develop a better understanding of the geology and mineralization of the area. Codelco Chile staked claims around the main Guanaca workings and conducted a brief examination in 1992.  The Instituto concluded that the property did not meet its criteria for further exploration, and recommended transfer of the claims to the Chilean mining company Empresa Nacional de Mineria (“ENAMI”). ENAMI took possession of La Guanaca in 1994 and drilled 5 conventional rotary holes on the property, and analyzed cuttings for total copper and soluble copper.  ENAMI geologists also conducted geologic mapping, and conducted a brief geophysical survey.  Results indicated that potential exists for development of both oxide and porphyry style copper deposits, but no additional work was done.

MINERALIZATION

Mineralization found at or near the surface of the property consists of the oxide copper minerals chrysocolla, cuprite, atacamite, malachite, azurite, and neoticite.  Secondary sulphide chalcocite is common in shears, veins, and as irregular masses in intrusive breccia.  Relic sulfides of pyrite and chalcopyrite are rarely preserved in the oxide zone. At depth, disseminated chalcopyrite and pyrite are present in a granodiorite intrusive.

LA GUANACA REPORT RESULTS AND RECOMMENDATIONS

As of the date of this Report, the Company has not conducted any exploration on the property.  Samples were taken from the property in connection with the preparation of the La Guanaca Report. The samples were analyzed by ALS Chemex Laboratory, an assay laboratory certified under ISO 9001-2000, in La Serena, Chile. At the laboratory, the samples were weighed, dried and crushed to greater than 70% minus 2mm, before a 250 gram split was taken and pulverized to greater than 85% minus 75 microns. A 30 gram split was analyzed by for gold ICP-AA and fire assay (ALS method Au-ICP21) and by ICP-AES (ALS method ME-ICP41a) for copper and 33 other elements respectively.  ALS Chemex is a certified assay laboratory under ISO 9001-2000. The following table summarizes the results of ALS Chemex’s analysis.

			LS08159558	LS08159558	LS08159558	LS08159558	LS08159558	LS08159558	LS08159558	LS08159558	LS08159558	LS08159558	LS08159558	LS08159558
	Method		Au-ICP21	ME-ICP41a	ME-ICP41a	ME-ICP41a	ME-ICP41a	ME-ICP41a	ME-ICP41a	ME-ICP41a	ME-ICP41a	ME-ICP41a	ME-ICP41a	ME-ICP41a
	Analyte	PROJECT	Au	Ag	Al	As	Ba	Be	Bi	Ca	Cd	Co	Cr	Cu
			ppm	ppm	%	ppm	ppm	ppm	ppm	%	ppm	ppm	ppm	ppm
	Analytical limits		0.001	1	0.05	10	50	5	10	0.05	5	5	5	5
10	Jeh529001	La Guanaca	0.011	1	3.81	10	250	<5	<10	0.7	<5	32	21	24000
11	Jeh529002	La Guanaca	0.014	1	2.6	30	100	<5	<10	0.48	<5	54	16	18350

		LS08159558	LS08159558	LS08159558	LS08159558	LS08159558	LS08159558	LS08159558	LS08159558	LS08159558	LS08159558	LS08159558	LS08159558
Method		ME-ICP41a	ME-ICP41a	ME-ICP41a	ME-ICP41a	ME-ICP41a	ME-ICP41a	ME-ICP41a	ME-ICP41a	ME-ICP41a	ME-ICP41a	ME-ICP41a	ME-ICP41a
Analyte	PROJECT	Fe	Ga	Hg	K	La	Mg	Mn	Mo	Na	Ni	P	Pb
		%	ppm	ppm	%	ppm	%	ppm	ppm	%	ppm	ppm	ppm
Analytical limits		0.05	50	5	0.05	50	0.05	30	5	0.05	5	50	10
Jeh529001	La Guanaca	4.24	<50	<5	0.62	<50	1.38	470	7	0.09	20	790	40
Jeh529002	La Guanaca	3.48	<50	<5	0.37	<50	1.05	470	17	0.07	33	690	10

		LS08159558	LS08159558	LS08159558	LS08159558	LS08159558	LS08159558	LS08159558	LS08159558	LS08159558	LS08159558	LS08159558
Method		ME-ICP41a	ME-ICP41a	ME-ICP41a	ME-ICP41a	ME-ICP41a	ME-ICP41a	ME-ICP41a	ME-ICP41a	ME-ICP41a	ME-ICP41a	ME-ICP41a
Analyte	PROJECT	S	Sb	Sc	Sr	Th	Ti	Tl	U	V	W	Zn
		%	ppm	ppm	ppm	ppm	%	ppm	ppm	ppm	ppm	ppm
Analytical limits		0.05	10	5	5	100	0.05	50	50	5	50	10
Jeh529001	La Guanaca	<0.05	<10	10	177	<100	0.27	<50	<50	126	<50	50
Jeh529002	La Guanaca	0.24	<10	7	44	<100	0.17	<50	<50	93	<50	80

The La Guanaca Report recommended a detailed mapping and sampling program in conjunction with structural analysis and thematic imagery analysis in order to properly formulate a drilling program.  The La Guanaca Report also suggested electromagnetic and ground magnetic surveys to help determine the distribution of intrusive bodies and altered zones. Pending results of the proposed surface mapping and geophysical surveys, a diamond drilling program should follow. The La Guanaca Project is without any known reserves and any proposed program is exploratory in nature. As of the date of this Report the Company has no exploration programs planned for the La Guanaca Project.

El Corral/La Mofralla Chile Copper Oxide Properties

The following information is derived from the Canadian National Instrument 43-101 compliant report entitled “Technical Report on the El Corral y La Mofralla Project” by John E. Hiner, dated March 18, 2009 (the “El Corral Report”).

PROPERTY LOCATION AND DESCRIPTION

In July and October of 2008, the Company, through Pacific LTDA, entered into Letters of Intent to acquire the interests of Gareste, Ltda., a private Chilean entity which is owned, in part, by a Director of the Company (“Gareste”), in the adjacent El Corral and La Mofralla copper properties (together, the “El Corral and La Mofralla Project”) located Atacama Region III, Chile. These properties consist of approximately 3,900 hectares of exploration concession and located roughly 60 kilometers south of the city of Copiapo, Chile, which is approximately 450 kilometres north of Santiago, Chile.  Because the properties are contiguous, and mineralization may trend across property lines, the concession is considered one project. The property is accessible by dirt road from Copiapo. There are no accommodations available within reasonable driving distance of the property and the project has no power source.  Supplies and housing facilities are available in Copiapo.

Claims List

NAME	HECTARES	STATUS OF PROPERTY
CORRAL CERO	300	Exploration Concession
CORRAL	300	Exploration Concession
CORRAL UNO	300	Exploration Concession
CORRAL DOS	300	Exploration Concession
CORRAL TRES	300	Exploration Concession
CORRAL CUATRO	300	Exploration Concession
CORRAL CINCO	300	Exploration Concession
CORRAL SEIS	300	Exploration Concession
CORRAL SIETE	300	Exploration Concession
CORRAL ONCE	300	Exploration Concession
CORRAL DOCE	300	Exploration Concession
CORRAL TRECE	300	Exploration Concession
MOFRALLA	300	Exploration Concession

HISTORY

Early miners developed a small open pit at La Mofralla, and exposed a 50 meter wide zone of copper oxide mineralization in a low-angle fault zone.   At El Corral, widespread copper mineralization in bedded sedimentary rocks and bedded tuffaceous units was the locus of artisanal prospecting, but no production is apparent.  The first modern evaluation occurred in 1998 and consisted of limited sampling and reconnaissance level geologic mapping by multiple parties.

MINERALIZATION

Minerals found at the El Corral segment of the property consist of chalcocite, bornite, covellite, and the associated copper oxides malachite, azurite, chrysocolla, tenorite, neoticite, and atacamite.  The chalcocite has been locally oxidized and commonly exhibits rims and rinds of malachite and chrysocolla surrounding remnant chalcocite.   Alteration and associated minerals include hematite, goethite, and epidote.  Locally barite and siderite are found in small veinlets occupying fault zones in the area.  The La Mofralla segment of the property in the southeast hosts a small open pit CuOx occurrence situated in a low-angle fault, known locally as the Mofralla Fault.  The fault cuts andesitic volcanic rocks and conglomerates of the Cerrillos Formation.  Copper occurs as chrysocolla, malachite, tenorite, and atacamite derived from oxidation of chalcocite.  The copper minerals occur in a brecciated and faulted zone about 50 m thick by 200 m in width.

NI 43-101 RESULTS AND RECOMMENDATIONS

In connection with the preparation of the El Corral Report, one sample of copper mineralization was taken at the La Mofralla section of the project, and two at were taken at the El Corral portion. The sample at La Mofralla was a 2 kg chip sample across a 30 m face exposed in the small pit developed by artisanal miners.  The first sample at El Corral was a 1.5 m chip across a mineralized zone previously sampled by Marino, and constituted a 1.5 kg sample.  The third sample was a random dump grab sample from multiple small workings developed along two stratiform copper-bearing zones in an area of multiple prospect pits.  The samples were tested by the ALS Chemex Laboratory, an assay laboratory certified under ISO 9001-2000, in La Serena, Chile.

ALS Chemex dried the samples as necessary and crushed the samples to greater than 70% -2mm. A 250 gram split was pulverized to greater than 85% -75 microns using standard ring and a 30 gram split was analyzed by for gold ICP-AA and fire assay (ALS method Au-ICP21) and by ICP-AES (ALS method ME-ICP41a) for copper and 33 other elements respectively.  The following table summarizes the results of these analyses.

				ME- ICP41a	ME- ICP41a	ME -ICP41a	ME- ICP41a	ME- ICP41a	ME- ICP41a	ME- ICP41a	Au- ICP21
PROJECT	UTM Coord E	UTM Coord N	SAMPLE	Ag	Cu	Fe	Pb	V	W	Zn	Au
			DESCRIP	ppm	ppm	%	ppm	ppm	ppm	ppm	ppm

La Mofralla	381,103	6,899,550	Jeh527003	19	15200	5.76	20	141	<50	320	0.003
El Corral	380,286	6,902,503	Jeh527004	2	1010	6.63	210	256	<50	340	0.002
El Corral	379,129	6,901,123	Jeh527005	5	24000	4.34	200	179	<50	110	0.002

The El Corral Report recommends that at El Corral, evaluation should include a detailed mapping and sampling program to determine location and size of copper bearing units, as well as to establish the nature of occurrence of the copper mineralization, if any.  Trenching should be conducted to determine continuity of strike length and access to mineralization for additional detailed sampling and surface grade estimation.  A representative suite of samples should be submitted to a qualified laboratory to determine the suitability of extraction.  With regards to La Mofralla, the El Corral Report proposed a program designed to determine the size and extent of known mineralization, and to determine whether or not resource or reserve potential exists. Additionally, the El Corral Report recommended that the immediate area of the La Mofralla open pit should be mapped and sampled in detail.    In the event the results of the proposed sample programs on the El Corral and La Mofralla Project are favorable, the El Corral Report recommended a diamond drilling exploration program. As of the date of this Report, the El Corral and La Mofralla Project is without known reserves and any proposed program is exploratory in nature. The Company has no exploration programs planned on the El Corral and La Mofralla Project.

Venado/Venapai Copper Oxide Property

The following information is derived from “Canadian National Instrument 43-101 Technical Report on the Venapai Project” by John E. Hiner, dated March 18, 2009 (the “Venapai Report”).

PROPERTY LOCATION AND DESCRIPTION

In July of 2008, the Company, through Pacific LTDA, entered into a Letter of Intent to acquire the interests of Gareste in the Venado copper property in Atacama Region III, Chile, also referred to as the “Venapai” property.  This property consists of approximately 5,000 hectares of exploration concessions located roughly 45 kilometers northeast of the city of Copiapo, Chile.  The property is accessible by dirt/gravel road from Copiapo. There are no accommodations available within reasonable driving distance of the property.  Supplies and housing facilities are available in Copiapo. There is no power source on the Venapai Project.

VENAPAI PROPERTY

Claims List		Pacific LTDA

NAME	HECTARES	STATUS OF PROPERTY
VENAPAI CERO	200	Exploration Concession
VENAPAI UNO	300	Exploration Concession
VENAPAI DOS	300	Exploration Concession
VENAPAI TRES	300	Exploration Concession
VENAPAI CUATRO	300	Exploration Concession
VENAPAI CINCO	300	Exploration Concession
VENAPAI SEIS	300	Exploration Concession
VENAPAI SIETE	300	Exploration Concession
VENAPAI OCHO	300	Exploration Concession
VENAPAI NUEVE	300	Exploration Concession
VENAPAI DIEZ	300	Exploration Concession
VENAPAI ONCE	300	Exploration Concession
VENAPAI DOCE	300	Exploration Concession
VENAPAI TRECE	300	Exploration Concession
VENAPAI CATORCE	300	Exploration Concession
VENAPAI QUINCE	300	Exploration Concession
VENAPAI DIECISEIS	300	Exploration Concession
Total hectares	5000

HISTORY

There is no evidence of modern exploration on the property.  The artisanal workings have been sporadically active, dependent mostly on copper prices, and have produced small tonnages from copper oxide bearing shear zones.  In November of 2008 1,500 meter 8-hole drill program was planned and initiated by the Company.  As of the end of February 2009 eight core holes were completed, a total of 1.550 meters.  Drill core was submitted to Viga Laboratories in Copiapo, but no results were available as of the date of the Venapai Report.  A table of drill hole locations and inclinations is shown below.

Drill hole Locations & Data

	UTM Coordinates SAM		UTM Coordinates WG84
Hole	E- 56	N 56	E-84	N-84	Incl	Az	m	Depth
DVP-1	408253	6986154	400050	6985815	-60°	53°	1436	224.20
DVP-2	409790	6985639	409587	6985300	-60°	257°	1582	236.20
DVP-3	408304	6986098	408101	6985759	-60°	47°	1438	200.00
DVP-4	408414	6986152	408211	6985813	-90°	0°	1450	184.25
DVP-5	409795	6985638	409592	6985299	-60°	85°	1582	85.45
DVP-6	407201	6987832	406998	6987493	-60°	196°	1110	200.00
DVP-7	407968	6986290	407765	6985951	-60°	105°	1422	233.65
DVP-8	407955	6985870	407752	6985531	-60°	115	1369	191.00

MINERALIZATION

Copper mineralization at Venapai occurs as oxide copper in small faults and shear zones, and as native copper with attendant oxides as disseminations, fracture fillings, and matrix fillings in coarse volcaniclastic rocks, flow top breccias, and andesitic agglomerates.  Minerals found at Venapai consist of native copper, cuprite, malachite, chyrsocolla, atacamite, and neoticite.  In the vicinity of shear zones and along dike margins the volcanic rocks are commonly epidotized, and give a gray green hue to the rocks.

NI 43-101 RESULTS AND RECOMMENDATIONS

In connection with Venapai Report three 1 kg samples of copper mineralization were taken from the property. The samples were tested by the ALS Chemex Laboratory, a certified assay laboratory under ISO 9001-2000, in La Serena.

ALS Chemex dried the samples as necessary and crushed the samples to greater than 70% -2mm. A 250 gram split was pulverized to greater than 85% -75 microns using standard ring and a 30 gram split was analyzed by for gold ICP-AA and fire assay (ALS method Au-ICP21) and by ICP-AES (ALS method ME-ICP41a) for copper and 33 other elements respectively.  The following table summarizes the results of these analyses.

				Au- ICP21	ME- ICP41a	ME- ICP41a	ME -ICP41a	ME- ICP41a	ME- ICP41a	ME- ICP41a	ME- ICP41a	ME- ICP41a	ME- ICP41a
SAMPLE	PROJECT	UTM COORD E	UTM COORD N	Au	Ag	Al	As	Ba	Be	Bi	Ca	Cd	Co
DESCRIPTION				ppm	ppm	%	ppm	ppm	ppm	ppm	%	ppm	ppm
JEH 722001	Venapai	408,284	6,986,155	0.003	25	3.76	30	<50	<5	<10	4.11	<5	34
JEH 722002	Venapai	408,395	6,986,095	0.013	1	2.85	20	70	<5	10	5.61	<5	22
JEH 722003	Venapai	407,575	6,986,655	0.022	2	8.67	80	<50	<5	20	14.45	<5	12

				ME- ICP41a	ME- ICP41a	ME- ICP41a	ME- ICP41a	ME- ICP41a	ME- ICP41a	ME- ICP41a	ME- ICP41a	ME- ICP41a	ME- ICP41a
SAMPLE	PROJECT	UTM COORD E	UTM COORD N	Cr	Cu	Fe	Ga	Hg	K	La	Mg	Mn	Mo
DESCRIPTION				ppm	ppm	%	ppm	ppm	%	ppm	%	ppm	ppm
JEH 722001	Venapai	408,284	6,986,155	80	18600	6.5	<50	6	0.11	<50	2.28	800	<5
JEH 722002	Venapai	408,395	6,986,095	25	8500	5.21	<50	<5	0.29	<50	1.07	1060	<5
JEH 722003	Venapai	407,575	6,986,655	25	16200	4.44	<50	8	<0.05	<50	0.15	300	<5

				ME- ICP41a	ME- ICP41a	ME- ICP41a	ME- ICP41a	ME- ICP41a	ME- ICP41a	ME- ICP41a	ME- ICP41a	ME- ICP41a
SAMPLE	PROJECT	UTM COORD E	UTM COORD N	Na	Ni	P	Pb	Tl	U	V	W	Zn
DESCRIPTION				%	ppm	ppm	ppm	ppm	ppm	ppm	ppm	ppm
JEH 722001	Venapai	408,284	6,986,155	0.16	121	930	40	<50	<50	152	<50	120
JEH 722002	Venapai	408,395	6,986,095	0.1	31	780	40	<50	<50	129	<50	90
JEH 722003	Venapai	407,575	6,986,655	0.05	5	560	30	<50	<50	181	<50	50

The Venapai Report recommended that multi-phase program consisting of remote sensing analysis, geologic mapping and sampling, geochemical studies, geophysical surveys be conducted following the results of the ongoing drill program.  Furthermore, the controls of mineralization on the property are not completely known, as such the Venapai Report suggested that the project be surveyed using an aerial remote sensor technology. Dependent on the result of the proposed geological and geochemical mapping and the current drill program, the Venapai Report recommended that a diamond drilling program commence on the property.  There are no known reserves on the Venapai Project and any proposed drilling program is exploratory in nature. As of the date of this Report the Company has no further exploration program planned for the Venapai Project.

Change of Address of Pacific Copper Corp.’s Principal Executive Office

On May 18, 2009 the Company moved its principal headquarters. Pacific Copper’s new address is: 3040 North Campbell Ave. #110, Tucson, Arizona 85719. The Company’s telephone and fax numbers have not changed as a result of the move. The Company can be reached at  520-989-0031(Phone) or  520-623-3326 (fax).

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial Statements of Business Acquired.

Not applicable.

(b)           Pro Forma Financial Information.

Not applicable.

(c)           Shell Company Transaction.

Not applicable.

(d)           Exhibits.

Exhibit	Exhibit Description

99.1	Press Release dated May 7, 2009 entitled, “PACIFIC COPPER CORP. FILES AMENDED ANNUAL INFORMATION FORM TO INDICATE THAT ITS LA GUANACA, EL CORRAL/LA MOFRALLA AND VENAPAI PROPERTIES ARE MATERIAL”

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 18, 2009	By:	/s/ Jodi Henderson
Jodi Henderson
Corporate Secretary